Filed with the Securities and Exchange Commission on September 29, 2022

1933 Act Registration File No. 333-________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day pursuant to Rule 488.

Title of Securities Being Registered:

AXS All Terrain ETF

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

INVESTMENT MANAGERS SERIES TRUST II

AXS All Terrain Opportunity Fund

[  ], 2022

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in the AXS All Terrain Opportunity Fund (the “Target Fund”). We are planning on converting this Fund into an exchange traded fund, commonly referred to as an “ETF”. The Target Fund will be converted into a newly-created ETF (the “Conversion”). We are excited about the Conversion and believe that the Target Fund and its shareholders will benefit from the Target Fund’s Conversion. This document explains the details and the reasons for the Conversion. The information presented in this document is important and we encourage you to read it.

The Target Fund is a series of Investment Managers Series Trust II (the “Trust”), a Delaware statutory trust. As provided in the Agreement and Plan of Reorganization, the Target Fund will be converted into the AXS All Terrain ETF (the “Acquiring ETF”), a new series of the Trust, which will be advised by AXS Investments LLC (“AXS” or the “Advisor”), the investment advisor to the Target Fund. The Conversion will transform the Target Fund from an open-end mutual fund into an open-end ETF. The Conversion is expected to take place on [       ], 2022.

As a result of the Target Fund’s Conversion, you will receive shares of the Acquiring ETF with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Conversion. The Acquiring ETF will not issue fractional shares. As a result, direct shareholders will not receive fractional shares in the Conversion; instead, the Target Fund will redeem fractional shares held by direct shareholders prior to the Conversion in exchange for cash. As of the [record date], the Target Fund does not have any direct shareholders. Shareholders that invest through a financial intermediary may receive fractional shares from the Target Fund depending upon the financial intermediary’s policy on holding fractional shares of ETFs. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares. You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring ETF after the Conversion or if you will receive cash in lieu of your fractional shares. Shareholders that receive cash compensation will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

The Conversion is taking place because the Board of Trustees of the Trust believes that it is in the best interests of the Target Fund and its shareholders to convert into the Acquiring ETF, which is managed using the same investment strategies as the Target Fund but is offered as an ETF. The Conversion is expected to permit the Acquiring ETF to operate at lower overall costs (before waivers) and to potentially achieve further reduced operating costs through the benefits of economies of scale as the Acquiring ETF increases in size (although cost reduction is not guaranteed). The Board of Trustees believes that shareholders of the Target Fund will benefit from the Conversion, and that some of these benefits come with additional or different risks, as described below:

(i)	The Acquiring ETF is expected to operate at lower overall cost (before waivers) than the Target Fund. The Advisor has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Conversion, that is the same as the Adviser’s current expense limitation agreement with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund.

(ii)	Shares of the Acquiring ETF can be purchased and sold throughout the trading day at the then-prevailing market price on the exchange. Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, prices on the exchange may be higher or lower than the Acquiring ETF’s net asset value. Shareholders will no longer redeem their shares for cash at a value determined at the close of the market.

(iii)	The Conversion is structured to qualify as a “reorganization” for U.S. federal income tax purposes and, accordingly, is not generally expected to result in the recognition of gain or loss by the Target Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any).

After the Conversion, former Target Fund shareholders will still be invested in a diversified, open-end ETF that pursues the same investment objective, applies the same investment restrictions and uses the same principal investment strategies, as the Target Fund, but they will hold shares of the Acquiring ETF, which will be an ETF.

This document is provided for information only, because shareholder approval is not required to effectuate the Conversion for the Target Fund under the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including the Investment Company Act of 1940, as amended). The Trust’s operative documents provide the Board of Trustees with power to convert the Target Fund into the Acquiring ETF without shareholder approval. In addition, rules under the Investment Company Act of 1940 permit a merger of affiliated funds without obtaining shareholder approval if certain conditions are met.

You have two options as a shareholder of the Target Fund:

	Option 1 – Accept the Conversion	Option 2 – Redeem Your Shares
For shareholders that own shares in a brokerage account	If you hold your shares in a brokerage account, you do not need to take any action. Your shares of the Acquiring ETF will be deposited to your account.	If you do not wish for your shares to be converted to the Acquiring ETF, you will need to redeem your shares of the Target Fund. You can redeem your shares by calling your broker.
For shareholders that own shares directly

If you hold your shares directly with the Target Fund, you must take additional action before receiving your Acquiring ETF shares.

See below for more information regarding how to determine if you are a direct shareholder and the additional steps that direct shareholders need to take. Additionally, please see "Important Information for Direct Shareholders" following this letter.

If you do not wish for your shares to be converted to the Acquiring ETF, you will need to redeem your shares of the Target Fund. You can redeem your shares by calling 1-833-AXS-ALTS (1-833-297-2587).

Sincerely,

Terrance Gallagher

Terrance Gallagher
President

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Conversion, including the reasons for the Conversion. Following this section is a more detailed discussion.

Q. What is happening? Why am I receiving this document?

A. The AXS All Terrain Opportunity Fund (the “Target Fund”) is converting from an open-end mutual fund to an exchange traded fund (“ETF”). We refer to this transaction as the Conversion. The Conversion will be accomplished by converting the Target Fund into a newly-created ETF (the “Acquiring ETF”), which will also be part of Investment Managers Series Trust II (the “Trust”):

Target Fund		Acquiring ETF
AXS All Terrain Opportunity Fund	→	AXS All Terrain ETF

The Board of Trustees of the Trust (“the “Board”) has approved the Conversion.

You are receiving this document because, as of [    ], 2022, you were a shareholder in the Target Fund.

After the Conversion takes place, only the Acquiring ETF will continue to operate.

Q. What is this document and why did we send it to you?

A. This is an Information Statement/Prospectus that provides you with information about the Conversion of the Target Fund. The Target Fund and the Acquiring ETF are series of the Trust. The Target Fund and the Acquiring ETF pursue the same investment objectives and operate with the same investment strategies and restrictions. There will be no change in investment advisor or portfolio managers in connection with the Conversion. When the Conversion is completed, your shares of the Target Fund will be exchanged for shares of the Acquiring ETF, and the Target Fund will be terminated as a series of the Trust.

The Conversion does not require approval by shareholders of either the Target Fund or the Acquiring ETF, and you are not being asked to vote.

Q. Has the Board of Trustees approved the Conversion?

A. Yes, the Board approved the Conversion at a meeting on July 19-20, 2022. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Conversion is in the best interests of the Target Fund and its shareholders and that the Target Fund’s existing shareholders’ interests will not be diluted as a result of its Conversion. The Acquiring ETF does not have existing shareholders.

Q. Why is the Conversion occurring?

A. AXS Investments LLC (“AXS” or the “Adviser”) and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. After the Conversion, shareholders of the Target Fund will still be invested in an open-end fund with the same investment objective, investment strategies, and fundamental investment policies as the Target Fund, that is operated by the same investment advisor and portfolio managers as the Target Fund. In addition, operating the Target Fund as an ETF is expected to offer a number of benefits to shareholders following the Conversion, including:

●	Lower operating expenses (before waivers) and same expense limitation: The Acquiring ETF is expected to operate at a lower overall cost (before waivers) than the Target Fund. A number of expenses involved in the operation of the Acquiring ETF are lower than they are for the Target Fund, which operates as a traditional mutual fund, or are not applicable to the Acquiring ETF. This includes transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses. There are some expenses specific to the Acquiring ETF, however, including exchange listing fees and fees paid to the transfer agent, custodian and distributor for the Acquiring ETF for services unique to ETFs. These are largely fixed expenses which do not increase as the ETF grows or based on individual shareholder activity. The Adviser has entered into an expense limitation agreement (“expense cap”) with the Acquiring ETF that is the same as the expense limitation agreement the Adviser currently has with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund. The expense cap for the Acquiring ETF will remain in place for at least two years from the date of the Conversion.

●	Intraday trading: Because Acquiring ETF shares can be purchased and sold throughout the trading day at fair market value on the exchange, if you decide to purchase or sell shares of the Acquiring ETF, you can do that right away at the then-prevailing market price. With the mutual fund, you place your purchase or redemption order and your shares are purchased or redeemed at the next calculated net asset value, which happens at the end of the trading day. This means that as an Acquiring ETF shareholder you will no longer redeem your shares for cash at the next determined net asset value per share (“NAV”). We note, however, that buying or selling shares of the Acquiring ETF may involve paying a brokerage commission, and prices on the exchange may be higher or lower than the Acquiring ETF’s NAV.

●	Lower transaction costs and advantageous tax treatment: As described in further detail below, it is expected that Authorized Participants (as defined below) will primarily purchase and redeem shares of the Acquiring ETF in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs and market impact of cash transactions that the Target Fund typically experiences. In addition, the Acquiring ETF does not expect in-kind redemptions to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring ETF that are not redeeming their shares. To the extent the Acquiring ETF sells portfolio holdings to implement its strategy or engages in cash transactions with Authorized Participants, such transactions might cause the Acquiring ETF to recognize taxable gain, which would generally need to be distributed to shareholders.

The Adviser believes, and the Board agreed, that operating the Target Fund’s strategy in the ETF structure offers a better value proposition than traditional open-end mutual funds, primarily because of reduced operational costs, superior transaction flexibility and the possibility of advantageous tax treatment..

The Conversion is generally not expected to be a taxable event for Target Fund shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any).

Q. How will this Conversion affect me as a shareholder?

A. After the Conversion of the Target Fund, you will own shares of an ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund you owned when the Conversion occurred. The Acquiring ETF will not issue fractional shares. As a result, direct shareholders will not receive fractional shares in the Conversion; instead, the Target Fund will redeem fractional shares held by direct shareholders prior to the Conversion in exchange for cash. As of September 1, 2022, the Target Fund does not have any direct shareholders. Shareholders that invest through a financial intermediary may receive fractional shares of the Target Fund depending upon the financial intermediary’s policy on holding fractional shares of ETFs. If your financial intermediary does not have a policy to hold fractional shares of ETFs, you will receive cash from your financial intermediary in lieu of fractional shares. You should contact your financial intermediary to determine its policy with respect to fractional shares of ETFs and whether you will hold fractional shares of the Acquiring ETF after the Conversion or if you will receive cash in lieu of your fractional shares. Shareholders that receive cash compensation will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

In the Conversion, all of the assets and the liabilities of the Target Fund will be transferred to the newly-formed Acquiring ETF. You, as a shareholder of the Target Fund, will receive shares of the Acquiring ETF equal to the value of the shares you own of the Target Fund. Shares of the Acquiring ETF will be transferred to each shareholder’s brokerage account or for direct shareholders, held by a transfer agent until a brokerage account is identified (subject to applicable federal or state laws concerning unclaimed property).

No physical share certificates will be issued to shareholders. After the Conversion, a Target Fund shareholder will hold the same percentage of ownership in the Acquiring ETF as that shareholder held of the Target Fund prior to the Conversion (adjusted for cash distributions, if any).

Q. Why is no shareholder action necessary?

A. No vote of the shareholders of the Target Fund is required to approve the Conversion under Delaware law or under the Trust’s Agreement and Declaration of Trust. Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required. This is because the Acquiring ETF is constructed to correspond to the Target Fund. The Acquiring ETF will operate using the same investment strategies and fundamental investment policies, and will be managed by the same investment advisor and portfolio managers, as the Target Fund.

Q. What will change when the mutual fund is converted to an ETF?

A. Your fund will be an exchange traded investment company, known as an ETF. After the Conversion, your fund will remain a registered investment company, but it will be exchange traded, and you will own shares as you did before the Conversion, but of the Acquiring ETF instead of the Target Fund. You will no longer redeem individual shares directly from the fund; should you decide to purchase or sell shares of the Acquiring ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Your fund will be a fully transparent, actively managed ETF, which means that a list of the ETF’s portfolio holdings will be available on the ETF’s website every day. The ETF’s website will also contain other information about things like the net asset value, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.

Q. Will the Conversion affect the way the Fund is invested?

A. No. AXS will remain as advisor to the Acquiring ETF and will manage the Acquiring ETF using the same investment objective, investment strategies and fundamental investment policies currently used by the Target Fund. The Acquiring ETF will continue to be actively managed and the portfolio managers will remain the same.

Q. Are there any risks of owning ETFs that are different than the risks of owning mutual funds?

A. Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks later in the Information Statement/Prospectus, but below, we summarize some of the risks.

●	The Acquiring ETF’s shares will be listed for trading on [NYSE Arca, Inc.], a stock exchange, and shares are bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its net asset value per share (“NAV”), there could be times when the market price and the NAV differ significantly. If that happened, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange. All ETFs face this risk.

●	The Acquiring ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained.

●	Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (when trading in a particular share is halted) or a market-wide trading halt (when the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

●	Only financial institutions that enter into an Authorized Participant Agreement with the Trust (an “Authorized Participant”) can engage in creation or redemption transactions for ETF shares. If the Acquiring ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring ETF’s NAV, and could face trading halts or delistings.

Q. How do the expenses for the Acquiring ETF compare to the expenses for the Target Fund?

A. The Acquiring ETF will have the same management fee as the Target Fund and is expected to have lower total annual fund operating expenses (before waivers) than the Target Fund. The Adviser has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Conversion, that is the same as the Adviser’s current expense limitation agreement with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund. After the initial two-year term of the operating expense limitation agreement, it will automatically renew for an additional one-year period unless sooner terminated by the Acquiring ETF’s adviser upon 60 days’ written notice, subject to the consent of the IMST II board. The advisor of the Acquiring ETF has indicated its intention to continue the operating expense limitation agreement for the foreseeable future.

Q. Can you explain more about the “other expenses” component of the Acquiring ETF’s operating expenses?

A. The services required to operate the Acquiring ETF are somewhat different than the services required to operate the Target Fund, which is a traditional mutual fund. These services fall into the “other expenses” component of a fund’s expenses as shown in the fee table of the fund’s prospectus.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. The Target Fund may pay a shareholder servicing fee of up to 0.10% of its average daily net assets. ETFs generally, and the Acquiring ETF in particular, do not have shareholder servicing fees.

In many states, mutual funds are required to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Because they are exchange listed, ETFs are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund’s assets. Some activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred by ETFs because of the way ETF shares are purchased.

In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

●	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

●	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and incur brokerage costs on those trades and realize capital gains that may need to be distributed to all shareholders. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally effected by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

For the Conversion of the Target Fund, in the aggregate, immediately after the Conversion, the “other expenses” component of the gross total annual fund operating expenses is expected to be lower for the Acquiring ETF (2.54% “other expenses”) than the corresponding costs of the Target Fund (3.14% “other expenses”). In addition, to ensure that shareholders do not pay higher total annual fund operating expenses, as explained later in this Information Statement/Prospectus, the Adviser has agreed to limit the total expense ratio for the Acquiring ETF to 1.60%, which is the same as the Adviser’s current expense limitation agreement with the Target Fund. As with the Target Fund’s current expense cap, the Acquiring ETF’s expense cap excludes any taxes, leverage, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses. The expense cap will be in place for at least two years from the date of the Conversion. After the initial two-year term of the operating expense limitation agreement, it will automatically renew for the Acquiring ETF for an additional one-year period unless sooner terminated by the Acquiring ETF’s adviser upon 60 days’ written notice, subject to the consent of the IMST II board. The advisor of the Acquiring ETF has indicated its intention to continue the operating expense limitation agreement for the foreseeable future.

Q. Will the Acquiring ETF incur expenses that the Target Fund does not incur?

A. Yes. The Acquiring ETF requires some services, and incurs some expenses, that traditional mutual funds like the Target Fund do not incur. The Acquiring ETF will pay exchange registration and listing fees to have its ETF shares listed on an exchange. The Acquiring ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. All of these fees are largely fixed, and these expenses are included in the “other expenses” component of the Acquiring ETF’s expenses as shown in the fee table. These expenses are included within the expense cap. We discuss these specific expenses later in this Information Statement/Prospectus in the section titled “Reasons for the Proposed Conversion”.

Q. Are there other benefits to investing in the Acquiring ETF?

A. Yes, there are a number of additional benefits to the ETF structure that the Acquiring ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

Flexibility to Exit. The Acquiring ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the Acquiring ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher (premium) or lower (discount) than the Acquiring ETF’s NAV, and might not be the same as the Acquiring ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring ETF shareholder generally cannot redeem their shares directly from the Acquiring ETF at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. The Acquiring ETF will operate with full transparency. What this means in practice is that the Acquiring ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the ETF is investing in at all times. Full transparency also assists in aligning the market price of an ETF’s shares with its net asset value, as discussed below under “ETF Share Prices and NAV.” By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly.

Tax Consequences. ETFs like the Acquiring ETF have certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction results in the recognition of capital gain, which may result in additional taxable distributions (or deemed distributions) to shareholders. Because the Acquiring ETF only allows Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning that Acquiring ETF shares are generally not purchased or redeemed for cash but are generally purchased and redeemed through in-kind contributions and redemptions of baskets of securities that replicate the Acquiring ETF’s portfolio holdings), the Acquiring ETF generally will not sell portfolio positions to meet redemptions. Moreover, the Acquiring ETF does not recognize gain on an in-kind redemption transaction and therefore is not required to make additional distributions as a result of the redemption. After the Conversion, it is expected that the Acquiring ETF will recognize less capital gains than an identical traditional open-end fund such as the Target Fund would and, accordingly, will distribute less capital gains to shareholders. As with the Target Fund, a taxable investor who sells shares of the Acquiring ETF will generally recognize gain or loss equal to the difference between the amount realized on the sale and the investor’s adjusted basis in the shares sold. Acquiring ETF shareholders may receive some distributions of capital gains, but ETFs generally have been able to avoid large annual distributions that result principally from portfolio transactions undertaken to satisfy redemption requests, because ETFs generally do not sell positions to fund redemptions of creation units.

Brokerage Interaction for Sales – ETF shares are bought and sold differently than mutual fund shares. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant).

This could mean shareholders will pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares of a fund are currently available for purchase directly from the fund without any charge and are also available from a variety of broker-dealers; currently, when shares of the fund are traded through these broker-dealers, there may or may not be a transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker dealer are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). By contrast, mutual fund shares are purchased and redeemed at net asset value per share.

Information about the Acquiring ETF’s net asset value, market price, premiums and discounts, and bid-ask spreads will be available on the Acquiring ETF’s website at www.axsinvestments.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the net asset value of the ETF varies from the market price of the ETF. For example, when an ETFs shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV. Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the net asset value and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from the net asset value.

Q. When will the Conversion occur?

A. The Adviser is anticipating a Conversion date on or around [    ]. This date could be delayed, because some administrative conditions must be satisfied to implement the Target Fund’s Conversion. The Target Fund will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.axsinvestments.com.

Q. Who will pay for the Conversion?

A. Whether or not the Conversion is consummated, the costs of the Conversion will be borne by the Adviser. The costs associated with the Conversion will not affect the NAV of the Target Fund. The Adviser expects the costs associated with the Conversion will be approximately [$50,000]. This estimate includes all costs associated with the Conversion that can be estimated at this time.

Q. Will shareholders have to pay any sales load, commission, redemption fee or other similar fee in connection with the Conversion?

A. No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Conversion. Neither the Target Fund nor the Acquiring ETF charge a sales load.

After the Conversion takes place, shareholders of the Acquiring ETF will no longer redeem their individual shares directly from the Trust. Instead, they will be able to sell their shares on an exchange. Sales of shares on an exchange take place through a broker, and some brokers charge commissions or other fees.

Q. Will the Conversion result in any federal tax liability to me?

A. The Conversion is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Conversion, some shareholders will receive cash compensation in redemption of any fractional shares that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

As a condition of the closing of the Conversion and assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and supply appropriate representation letters, the Trust will receive an opinion of counsel regarding the tax consequences of the Conversion. Shareholders should consult their tax advisors about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q. Can I purchase, redeem or exchange shares of the Target Fund before the Conversion takes place?

A. Yes. You can purchase Target Fund shares until [      ]. You can redeem Target Fund shares until the day before the Conversion occurs. That means your redemption order must be received by [    ]. Any shares not redeemed before the Closing Date, currently, [    ], will be exchanged for shares of the Acquiring ETF.

Direct shareholders can redeem their shares by calling 1-833-AXS-ALTS (1-833-297-2587). If you hold your Target Fund shares with a broker, you can purchase additional shares (until [    ]) or redeem (until [    ]) as usual by contacting your broker. We do not recommend additional purchase transactions for direct shareholders during the Conversion process.

You may exchange shares of the Target Fund for the same class of shares of other funds managed by the Adviser until the day before the Conversion occurs. That means your exchange request must be received by [  ].

Q. What if I want to purchase or redeem shares of the Acquiring ETF after the Conversion?

A. You will need to contact your broker. After the Conversion, you will hold shares of the Acquiring ETF. Because the Acquiring ETF is an ETF, this means that you will no longer be able to redeem your individual shares. Instead, you will need to call your broker and place an order to sell your Acquiring ETF shares on the exchange. Depending on your brokerage firm this may mean paying a commission.

Q. Whom do I contact for further information?

A. You can call 1-833-AXS-ALTS (1-833-297-2587) or contact your financial advisor for further information. You may also visit our website at www.axsinvestments.com.

Important additional information about the Conversion is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT MANAGERS SERIES TRUST II

235 West Galena Street

Milwaukee, Wisconsin 53212

INFORMATION STATEMENT/PROSPECTUS FOR

AXS All Terrain Opportunity Fund

a series of Investment Managers Series Trust II

DATED: [_______, 2022]

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT BEING REQUESTED TO SEND US A PROXY

This Information Statement/Prospectus is furnished to you as a shareholder of the AXS All Terrain Opportunity Fund (the “Target Fund”). After careful consideration, the Target Fund’s investment advisor, AXS Investments LLC (“AXS” or the “Adviser”), has recommended, and the Board of Trustees of the Trust (the “Board”) has approved, the conversion of the Target Fund into the AXS All Terrain ETF (the “Acquiring ETF”). The Target Fund and the Acquiring ETF are each a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”). The Trust is an open-end management investment company organized as a Delaware statutory trust. AXS is the investment advisor to the Target Fund and the Acquiring ETF.

The Target Fund and the Acquiring ETF have the same investment objectives, investment strategies and fundamental investment policies and similar investment risks, and there will be no change in investment advisor or the portfolio managers in connection with the Conversion. There are differences in how the Acquiring ETF is distributed, and in purchase and redemption procedures for the Acquiring ETF, which are summarized below. The Adviser has entered into an expense limitation agreement to ensure that in the Conversion, shareholders will receive Acquiring ETF shares with the same net total expense ratio as the Target Fund. The Acquiring ETF expense limitation agreement is in place for at least two years from the date of the Conversion. After the initial two-year term of the operating expense limitation agreement, it will automatically renew for the Acquiring ETF for an additional one-year period unless sooner terminated by the Acquiring ETF’s adviser upon 60 days written notice, subject to the consent of the IMST II board. The Adviser has indicated its intention to continue the operating expense limitation agreement for the foreseeable future.

Throughout this document, we are referring to this transaction as the “Conversion”. For purposes of this Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund. The Target Fund and Acquiring ETF are sometimes referred to as a “Fund” or together, as the “Funds”.

The Board, on behalf of the Target Fund and Acquiring ETF, has approved the Conversion and has determined that the Conversion is in the best interests of the Target Fund and its shareholders.

Shares of the Acquiring ETF will be listed for trading on [NYSE Arca, Inc.]

In preparation for the closing of the Conversion, the last day to purchase shares of the Target Fund will be [______]. Redemption orders for Target Fund shares must be placed by [______] or the Target Fund shares will be converted. The Conversion is expected to close after the end of trading on [______]. The Acquiring ETF will open for trading on [______].

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	The Prospectus for the Target Fund dated February 1, 2022, filed with the SEC on January 28, 2022 (Accession No. 0001398344-22-001357);

●	The Statement of Additional Information for the Target Fund dated February 1, 2022, filed with the SEC on January 28, 2022 (Accession No. 0001398344-22-001357);

●	The Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2021, filed with the SEC on December 9, 2021 (Accession No. 0001398344-21-023639); and

●	The Semi-Annual Report to shareholders of the Target Fund for the period ended March 31, 2022, filed with the SEC on June 8, 2022 (Accession No. 001398344-22-011723).

In addition, the Acquiring ETF has filed with the SEC a Prospectus and Statement of Additional Information for the Acquiring ETF as it will be offered after the Conversion. Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available.

This Information Statement/Prospectus sets forth concisely the information you should know about the Conversion of the Target Fund and constitutes an offering of the shares of the Acquiring ETF issued in the Conversion. Please read it carefully and retain it for future reference. Additional information is set forth in the Statement of Additional Information dated [    ], related to this Information Statement/Prospectus, which is also incorporated by reference into this Information Statement/Prospectus. This Information Statement/Prospectus will be mailed on or about [    ] to shareholders of record of the Target Fund as of [    ] (the “Record Date”).

The Trust is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund’s distributor c/o IMST Distributors, LLC at Three Canal Plaza, Suite 100 Portland, Maine 04101 or by calling toll-free at -1-866-984-2510.

The Acquiring ETF’s Prospectus and Statement of Additional Information and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Acquiring ETF’s distributor c/o IMST Distributors, LLC at Three Canal Plaza, Suite 100 Portland, Maine 04101 or by calling toll-free at -1-866-984-2510.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

Table of Contents

SUMMARY	19
Fees and Expenses	19
Investment Objectives, Investment Strategies, Principal Risks and Investment Restrictions	21
Comparison of Principal Investment Strategies and Principal Risks	22
Distribution, and Purchase and Redemption Procedures	25
Differences in Purchases and Redemption of Shares	25
Federal Income Tax Consequences	27
INFORMATION ABOUT THE CONVERSION	28
Conversion	28
Reasons for the Proposed Conversion	29
Board Considerations	31
COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF	33
Comparison of Investment Objective, Principal Investment Strategies, Fundamental Investment Policies and Principal Risks	33
Investment Objective	33
Investment Strategies	33
Fundamental Investment Policies	34
Comparison of Principal Risks of Investing in the Funds	35
Performance History	41
The Investment Adviser	43
Portfolio Managers	44
Other Service Providers	45
Purchase, Redemption and Pricing of Fund Shares	45
Frequent Trading/Market Timing	47
Dividends, Distributions and Taxes	49
Sales Loads	49
Rule 12b-1 Distribution Plan	49
FINANCIAL HIGHLIGHTS	51
ADDITIONAL INFORMATION RELATING TO THE CONVERSION	52
Description of the Conversion	52
Terms of the Conversion	53
Capitalization	53
Federal Income Taxes	54
Portfolio Repositioning	54
Expenses of the Conversion	54
Share Certificates	54

OTHER INFORMATION	54
Shareholder Information	54
Shareholder Rights and Obligations	55
Shareholder Proposals	55
EXHIBIT A	56
Disclosure of Portfolio Holdings	57
ADDITIONAL RISKS OF INVESTING IN THE FUND	57
Principal Risks	57
MANAGEMENT OF THE FUND	65
Management Fee	66
BUYING AND SELLING FUND SHARES	67
DIVIDENDS, DISTRIBUTIONS AND TAXES	69
DISTRIBUTOR	71
FUND SERVICE PROVIDERS	71
ADDITIONAL INFORMATION	72
EXHIBIT B	73
EXHIBIT C	91

SUMMARY

The following summarizes more complete information appearing later in this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully.

This Information Statement/Prospectus relates to the Conversion of the AXS All Terrain Opportunity Fund (the “Target Fund”) into the AXS All Terrain ETF (the “Acquiring ETF”). The Conversion is taking place to convert the Target Fund, which is a traditional open-end mutual fund, into an exchange-traded fund.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. Each of the Target Fund and the Acquiring ETF are organized as separate series of the Trust. AXS Investments LLC (“AXS” or the “Adviser”) serves as investment advisor to each of the Target Fund and the Acquiring ETF.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Fund or the Acquiring ETF. Neither the Target Fund nor the Acquiring ETF charge a front-end or deferred “sales charge” or charges a Rule 12b-1 plan fee. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring ETF. There is no separate pro forma combined column because the Acquiring ETF pro forma column shows the fees and expenses that will apply going forward; the Acquiring ETF is not operational and does not currently have investment assets.

For the Conversion, the table below shows the Target Fund’s fees and expenses based on the Target Fund’s assets as of July 31, 2022, and actual expenses incurred. The pro forma Acquiring ETF’s expenses are estimated, and it is assumed that the Acquiring ETF will hold the same assets as the Target Fund. The Acquiring ETF’s “Other Expenses” and “Acquired Fund Fees and Expenses” are estimated.

Due to changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown, but both the Target Fund and the Acquiring ETF are subject to an expense reimbursement agreement.

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Target Fund and the Acquiring ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund Class I		Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Redemption Fee if Redeemed Within 30 Days of Purchase (as a Percentage of Amount Redeemed)		1.00%		None
Wire Fee		$20		None
Overnight Check Delivery Fee		$25		None
Retirement Account Fees (Annual Maintenance Fee)		$15		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees:		1.40%		1.40%
Distribution (Rule 12b-1) fee		None		None
Other Expenses		3.14%		2.54%[1]
Shareholder Service Fees	0.10%		None
All other expenses	3.04%		2.54%[1]
Acquired Fund Fees and Expenses		0.41%		0.41%[1]
Total Annual Fund Operating Expense		4.95%		4.35%
Fees Waived and/or Expenses Reimbursed		(2.94)%[2]		(2.34)%[3]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses		2.01%		2.01%

[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimated based on the expenses the Acquiring ETF expects to incur for the current fiscal year.

[2]	AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of the Target Fund. This agreement is in effect until, and it may be terminated before that date only by the Trust’s Board of Trustees. The Target Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or the Target Fund expenses paid by AXS and will not include any amounts previously reimbursed to AXS by the Target Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Target Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Target Fund must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Target Fund expenses.

[3]	AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring ETF to ensure that total annual fund operating expenses (excluding any taxes, leverage, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the Acquiring ETF’s average daily net assets. This agreement is in effect for a period of two years from the date of the Conversion of the Target Fund which is expected to occur during the fourth quarter of 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Acquiring ETF’s Adviser is permitted to seek reimbursement from the Acquiring ETF, subject to certain limitations, of fees waived or payments made by the Adviser, for a period of three years after the date of the waiver or payment. In addition, AXS is permitted to seek reimbursement from the Acquiring ETF, subject to certain limitations, of fees waived or payments made by AXS to the Target Fund prior to the Target Fund’s Conversion, for a period of three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Acquiring ETF if the reimbursement will not cause the Acquiring ETF’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring ETF. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Example further assumes that the expense limitations of each Fund described in the footnotes to the fee table are in effect only for the term of the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
AXS All Terrain Opportunity Fund Class I (Target Fund)	$204	$1,224	$2,245	$4,803
AXS All Terrain ETF (Acquiring ETF) (pro forma)	$204	$877	$1,812	$4,203

For the Conversion, the projected post-reorganization pro forma annual fund operating expenses and the pro forma expense example presented above are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring ETF’s assets at the time the ETF commences investment operations, many of which are beyond the control of the Adviser or the Acquiring ETF.

Investment Objectives, Investment Strategies, Principal Risks and Investment Restrictions

The Target Fund and the Acquiring ETF have the same investment objectives, investment strategies, and fundamental investment policies, and similar principal risks. In addition, the portfolio managers of the Target Fund will continue to manage the Acquiring ETF after the Conversion.

Comparison of Investment Objectives

Each Fund’s investment objective is to seek capital appreciation with positive returns in all market conditions. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Comparison of Principal Investment Strategies and Principal Risks

The Acquiring ETF will operate using the same investment strategies as the Target Fund. As a result, the principal risks of the Target Fund also apply to the Acquiring ETF. See “Comparison of Investment Objective, Principal Investment Strategies, Fundamental Investment Policies and Principal Risks” beginning on page 33 for discussions of the Funds’ principal investment strategies and principal risks.

In addition, however, the Acquiring ETF has some additional risks due to its operations as an ETF. These additional risks are:

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

●	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on [NYSE Arca, Inc.] (the “Exchange”), which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

●	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

●	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

●	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

For more information, see “Comparison of Principal Risks of Investing in the Funds” beginning on [page 35] of this Information Statement/Prospectus.

Comparison of Investment Restrictions

Each of the Target Fund and the Acquiring ETF is classified as “diversified” for purposes of the 1940 Act, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. A Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Target Fund	Acquiring ETF
The Target Fund may not:

1.  Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Same as the Target Fund.

2. Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	Same as the Target Fund.

3.  Invest 25% or more of its total assets, calculated at the time of purchase in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities).

Same as the Target Fund.

4.  Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).

Same as the Target Fund.

5. Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Same as the Target Fund.

6.  Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Same as the Target Fund.

The Funds observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities. This non-fundamental policy may be changed without shareholder approval.

Target Fund	Acquiring ETF

1.  The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Same as the Target Fund.

Distribution, and Purchase and Redemption Procedures

There are material differences in the Funds’ distribution procedures, purchase procedures, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics.

	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the fund or through financial intermediaries, including platforms.

Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from an ETF in large groups called “creation units” ([25,000] or more shares) and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Authorized Participants may purchase creation units of shares from the Fund.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV at any time and will receive proceeds in cash.

Individual shareholders “exit” their investment in the Acquiring ETF by selling shares on the exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders typically receive securities, not cash.

For both the Target Fund and the Acquiring ETF, the NAV of a Fund is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading.

Differences in Purchases and Redemption of Shares

Target Fund

Shares of the Target Fund are sold at NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to AXS All Terrain Opportunity Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-833-AXS-ALTS (1-833-297-2587). You also may purchase shares through a financial intermediary. The minimum initial investment for the Target Fund is $2,500 and the minimum subsequent investment is $100.

Shares of the Target Fund are redeemed directly from the Target Fund at NAV on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to AXS All Terrain Opportunity Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-833-AXS-ALTS (1-833-297-2587). Shareholders may also redeem shares through a financial intermediary.

Acquiring ETF

The Acquiring ETF will be traded on the Exchange during the trading day. Individual fund shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. Individual ETF shares are not purchased or redeemed by investors directly from the Acquiring ETF, except in creation units. ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater (premium) or less (discount) than the net asset value. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to Acquiring ETF’s shares varies over time based on the Acquiring ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the Acquiring ETF has a lot of trading volume and market liquidity and higher (or wider) if the Acquiring ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Acquiring ETF shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of [25,000] share creation units. The Acquiring ETF will issue or redeem creation units in return for a basket of assets that the Acquiring ETF specifies each day and are effected at the net asset value next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Acquiring ETF each day. The Acquiring ETF’s shares may only be purchased or redeemed in creation units by submitting an order to the Acquiring ETF’s transfer agent. More information about the purchase and sale of ETF shares in creation units can be found in the Acquiring ETF’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Purchase and redemption activities conducted by Authorized Participants directly with the Acquiring ETF are subject to a transaction fee. A transaction fee is charged on each creation transaction and is paid by Authorized Participants who create or redeem shares in creation units. The transaction fee is intended to offset the transfer and other transaction costs associated with the purchase or redemption of creation units. The amount of the transaction fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes. The transaction fee is:

Acquiring ETF	Transaction Fee
AXS All Terrain ETF	$[100]

In addition, a variable fee may be imposed for cash purchases or redemptions, non-standard orders, or partial cash purchases or redemptions of creation units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction.

More detailed information including a comparison is available in the section “Comparison of the Target Fund and Acquiring ETF —Purchase, Redemption and Pricing of Fund Shares” in this Information Statement/Prospectus.

Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and the Trust believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust believes the Target Fund has been, and expects to continue through the closing of the Conversion to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of the Conversion, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

●	The Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring ETF will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring ETF solely in exchange for the Acquiring ETF’s shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund, or upon the distribution of the Acquiring ETF’s shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring ETF of each asset transferred from the Target Fund to the Acquiring ETF in the Conversion will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

●	The holding period in the hands of the Acquiring ETF of each asset transferred from the Target Fund to the Acquiring ETF in the Conversion, other than assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund as part of the Conversion;

●	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring ETF shares as part of the Conversion (except with respect to cash received by Target Fund shareholders in redemption of fractional shares prior to the Conversion);

●	The aggregate tax basis of the Acquiring ETF shares that each Target Fund shareholder receives in the Conversion will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

●	Each Target Fund shareholder’s holding period for the Acquiring ETF shares received in the Conversion will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the Target Fund will not end as a result of the Conversion.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, the Target Fund and the Acquiring ETF. The condition that the parties to the Conversion receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Conversion. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Conversion, the Acquiring ETF will succeed to and take into account any capital loss carryforwards of the Target Fund. The Conversion is not expected to result in limitations on the Acquiring ETF’s ability to use any capital loss carryforwards of the Target Fund. As of September 30, 2022, [the Target Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains].

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

For more information on the tax consequences of the Conversion, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Information Statement/Prospectus.

INFORMATION ABOUT THE CONVERSION

Conversion

As further explained in this Information Statement/Prospectus, the Conversion will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”). Under the Plan of Reorganization, if the proposed Conversion is completed, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by the Acquiring ETF and shares of the Acquiring ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be [_______]). The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring ETF equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Conversion. The Acquiring ETF will not issue fractional shares and, as a result, some shareholders may not be able to receive fractional shares of the Acquiring ETF; if this is the case, any such shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold prior to the Conversion. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares. As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund immediately prior to the Conversion.

The Board, including the Independent Trustees, on behalf of the of Target Fund and the Acquiring ETF, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

●	the transfer of all of the assets of the Target Fund to the Acquiring ETF in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all of the liabilities of the Target Fund;
●	the distribution of such Acquiring ETF shares to the Target Fund shareholders; and
●	the termination of the Target Fund as a separate series of the Trust.

Reasons for the Proposed Conversion

The Conversion has been proposed because the Adviser believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is converted with the Acquiring ETF because (1) the Acquiring ETF has the same investment objective, investment strategies, and fundamental investment policies as the Target Fund; (2) operating the investment strategy in the ETF model is expected to be less expensive than continuing to operate in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then prevailing market price rather than at the next calculated NAV at the end of the trading day; (4) the total annual fund operating expenses of the Acquiring ETF (before waivers) are expected to be lower than the total annual fund operating expenses of the Target Fund (before waivers); (5) the Adviser has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Conversion, that is the same as the Adviser’s current expense limitation agreement with the Target Fund; and (6) the possibility of advantageous tax treatment for the Acquiring ETF as compared with the Target Fund.

The Adviser recognizes that after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the Fund directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating the Fund as an ETF will result in a better outcome for shareholders over the long-term.

The Adviser believes the Acquiring ETF will be less expensive to operate because some types of fees commonly paid by mutual funds are not paid by ETFs or are paid at a fixed, rather than variable, rate. These fees are:

●	Transfer agency fees, which are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

●	Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. Unlike the Target Fund, the Acquiring ETF does not pay shareholder servicing fees.

●	State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

●	Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased and redeemed.

●	Purchase- and redemption-related expenses for an ETF are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

○	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

○	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and incur brokerage costs on those trades and realize capital gains that may need to be distributed to all shareholders. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

The Adviser believes that all of these cost reductions will contribute to lower overall total annual fund operating expenses before fee waivers and expense reimbursements for the Acquiring ETF compared to the Target Fund.

Immediately after the Conversion, the Acquiring ETF is expected to have lower gross total annual fund operating expenses as compared to the Target Fund and the estimated “other expenses” component of the total annual fund operating expenses is also lower, at 2.54% for the Acquiring ETF, as compared to 3.14% for the Target Fund. In addition, the Adviser has entered into an expense limitation agreement with the Acquiring ETF, which will be in effect for at least two years from the date of the Conversion, that is the same as the Adviser’s current expense limitation agreement with the Target Fund. As a result, the Acquiring ETF’s total annual fund operating expenses after waivers are expected to be the same as those of the Target Fund.

There are some expenses for operating an ETF that are unique to ETFs. Some of these expenses are fixed, meaning they are expenses that do not vary by fund size or activity. Examples of these fixed expenses are exchange listing fees, and certain custody and transfer agency expenses. Because these expenses are largely fixed, as the Acquiring ETF grows, its expense ratio, which is the expenses of the ETF expressed as a percentage of its assets, is expected to decline (but this is not guaranteed). There are comparable expenses incurred by the Target Fund as a mutual fund, meaning there are custody, transfer agency and state registration fees (which are not incurred by exchange listed securities) and these expenses are variable, meaning they tend to grow as the fund's assets and level of shareholder activity increases.

For the Acquiring ETF, there are three specific charges that are not incurred by the Target Fund. In addition, there is a transfer agency fee paid by both the Acquiring ETF and the Target Fund, but the nature of these charges is different as described below. Here are the details of these charges:

Exchange Listing Fee: Because they are exchange listed, ETFs must pay an exchange listing fee. Because securities listed on an exchange are exempt from state registration, this expense effectively replaces the state registration fees currently paid by the Target Fund. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

Custody/Administration Related Fees: There are two fixed fees that will be incurred by the Acquiring ETF which are not incurred by the Target Fund. These fees are charged at a fixed annual rate for services related to the creation and redemption process. These fees are for Basket Services and Authorized Participant Services. Both ETFs and mutual funds pay activity related custody fees. However, the Acquiring ETF will be able to avoid many activity-based custody charges which result from flows into and out of a fund, because these types of fees are not incurred by the ETF in the creation/redemption process, and are partially accounted for by the transaction fee paid by Authorized Participants when they create or redeem creation transactions of ETF shares.

Transfer Agency Fees: This is a fixed fee for the Acquiring ETF. The Target Fund also pays a fixed transfer agency fee at a lower rate and a variable transfer agency fee which is based on the number of individual shareholder accounts, and underlying shareholder activity, as well as the overall size of the Fund. These variable fees mean that as a mutual fund grows this expense will grow; by contrast, for the Acquiring ETF, the transfer agency expense will remain fixed.

Board Considerations

In approving the Conversion, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Conversion is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund and Acquiring ETF shareholders will not be diluted as a result of the Conversion. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Conversion. The Board considered the Conversion at a meeting held on July 19-20, 2022.

The Board considered the following factors, among others, in evaluating the Conversion:

●	The Acquiring ETF is designed to be the same as the Target Fund with respect to its investment program;

●	There are no material differences in investment objectives, principal investment strategies, principal risks (with the exception of ETF-specific risks), or fundamental investment policies between the Target Fund and the Acquiring ETF;

●	The portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio will continue as the portfolio managers of the Acquiring ETF;

●	The advisory fee and expense cap for the Acquiring ETF will be the same as the Target Fund;

●	The Conversion is expected to result in a lower total expense ratio (before waivers) for the Acquiring ETF, because the Acquiring ETF is projected to have lower operational costs;

●	AXS believes that converting the Target Fund into the Acquiring ETF will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;

●	The Acquiring ETF has the potential to provide shareholders the possibility of advantageous tax treatment as compared to the Target Fund;

●	The Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any);

●	Some shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold; such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares;

●	After the Conversion, Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;

●	The quality and experience of the Acquiring ETF’s service providers;

●	The Conversion generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash redemptions of fractional shares immediately prior to the Conversion);

●	That shareholders of the Target Fund who do not wish to become shareholders of the Acquiring ETF may redeem their Target Fund shares before the Conversion; and

●	The Target Fund, Acquiring ETF and their shareholders will not bear any of the costs of the Conversion.

In the course of their discussions, the Trustees considered a variety of information presented by AXS, including potential cost savings to be achieved by conversion to the ETF structure; similarity of the Funds’ investment objectives, investment strategies and investment risks; the risks associated with ETFs; and the expense limitation agreements. The Board, including all of the Independent Trustees, concluded that the Conversion of the Target Fund into the Acquiring ETF was in the best interests of the Target Fund, as well as the Target Fund’s shareholders, and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Conversion. The determinations on behalf of the Target Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

A vote of the shareholders of the Target Fund is not required to approve the Conversion under Delaware law or under the Trust’s Declaration of Trust.

Under Rule 17a-8 under the 1940 Act, the Conversion does not require a vote of the shareholders because:

(i)	the Target Fund does not have any policy that pursuant to Section 13 of the 1940 Act, could not be changed without a vote of a majority of its outstanding voting securities, that differs materially from a comparable policy of the Acquiring ETF;

(ii)	the Acquiring ETF’s advisory contract is not materially different from the advisory contract of the Target Fund;

(iii)	the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring ETF; and

(iv)	after the Conversion, the Acquiring ETF will not be authorized to pay fees under a Rule 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan.

Because the Conversion meets all of these conditions, a vote of shareholders of the Target Fund is not required under the 1940 Act. The Board of Trustees of the Trust is composed of six members, four of whom are Independent Trustees. Each of the four Independent Trustees have been elected by shareholders. The Independent Trustees are represented by independent legal counsel.

COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF

Comparison of Investment Objective, Principal Investment Strategies, Fundamental Investment Policies and Principal Risks

For each Fund, the investment objective, principal investment strategies and investment restrictions are the same. The tables below compare the investment objectives and principal investment strategies of the two Funds:

Investment Objective

Target Fund		Acquiring ETF
AXS All Terrain Opportunity Fund	The Fund seeks capital appreciation with positive returns in all market conditions.	AXS All Terrain ETF	Same.

Investment Strategies

Target Fund	Acquiring ETF
The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress. The Fund will make investments that the Advisor believes offer a high probability of return, or, alternatively, a high degree of safety during uncertain market conditions. These investments include domestic and foreign equity securities, and fixed income securities of domestic and foreign issuers (including emerging market companies) of any credit quality (including junk bonds) and duration, including U.S. Treasury securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund may be long or short in these securities by taking positions in individual securities, individual stock options, index options, financial futures, ETFs, inverse ETFs, currencies, or other investment companies (including funds managed by the Advisor). Fixed income investments, other than U.S. Treasury securities, will generally be made through ETFs or other registered investment companies. The Fund may, from time to time, invest a significant portion of its assets in a single ETF or other registered investment company. The Fund may invest up to 50% of its assets in short sales or one or more inverse ETFs during adverse market conditions.	The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress. The Fund will make investments that the Advisor believes offer a high probability of return or, alternatively, a high degree of safety during uncertain market conditions. These investments include domestic and foreign equity securities, and fixed income securities of domestic and foreign issuers (including emerging market companies) of any credit quality (including junk bonds) and duration, including U.S. Treasury securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund may be long or short in these securities by taking positions in individual securities, individual stock options, index options, financial futures, ETFs, inverse ETFs, currencies, or other investment companies (including funds managed by the Advisor). Fixed income investments, other than U.S. Treasury securities, will generally be made through ETFs or other registered investment companies. The Fund may, from time to time, invest a significant portion of its assets in a single ETF or other registered investment company. During adverse market conditions, the Fund may invest (i) up to 50% of its assets in short sales, or one or more inverse ETFs, and/or (ii) all or a significant portion of its assets in cash or cash equivalents.

Target Fund	Acquiring ETF
The Fund is managed by AXS, which serves as investment advisor and constructs the Fund’s portfolio. The Advisor will tactically allocate the Fund’s assets among securities using both fundamental and technical analysis to evaluate the relative strengths of and trends in the Fund’s potential portfolio investments. The Advisor may from time to time focus on companies involved in corporate events such as spin-offs, share buybacks and public records of securities purchases and sales by corporate directors and officers. If AXS believes that current market conditions are unsuitable for equity investment, then, consistent with the Fund’s objective of capital appreciation, all or a significant portion of the Fund’s assets may be invested in cash or cash equivalents.	The Fund is managed by AXS Investments, which serves as investment advisor and constructs the Fund’s portfolio. The Advisor will tactically allocate the Fund’s assets among securities using both fundamental and technical analysis to evaluate the relative strengths of and trends in the Fund’s potential portfolio investments. The Advisor may, from time to time, focus on companies involved in corporate events such as spin-offs, share buybacks, and securities purchases and sales by corporate directors and officers.

The Fund has no set holding period for any security and actively trades its portfolio investments, which may result in a high portfolio turnover rate. Securities are sold (or purchased back in the case of securities sold short) when they no longer meet the Advisor’s target risk return profile. The Advisor attempts to control risk through various techniques including scaling in or out of positions, using position limits and using stop orders.

The Fund has no set holding period for any security and actively trades its portfolio investments, which may result in a high portfolio turnover rate. Securities are sold (or purchased back in the case of securities sold short) when they no longer meet the Advisor’s target risk/return profile or if the Fund requires cash to meet redemption requests. The Advisor attempts to control risk through various techniques including scaling in or out of positions, using position limits and using stop orders.

Fundamental Investment Policies

The fundamental investment policies of the Target Fund and the Acquiring ETF are the same. A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. The fundamental investment policies for the Target Fund and Acquiring ETF are listed in this Information Statement/Prospectus beginning on [page 35].

Comparison of Principal Risks of Investing in the Funds

The following tables compare the principal risks of the investing in the Target Fund, as identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring ETF. The principal risks for the Target Fund and the Acquiring ETF, with respect to the Fund’s investment program, are substantially the same. There are also some risk factors for the Acquiring ETF relating to exchange traded funds that the Target Fund does not include, in particular, “ETF Structure Risk”. The material risks of the Acquiring ETF are not expected to change once the Conversion occurs.

Principal Risks	Target Fund	Acquiring ETF

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

	✓	✓

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

	✓	✓

Underlying Fund Risk. Other registered investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

ETF Structure Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●     Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

●     Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

●     Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

●     Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

	No Comparable Risk	✓

Principal Risks	Target Fund	Acquiring ETF

●     Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

	✓	✓

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

	✓	✓

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

	✓	✓

Credit Risk. If an issuer or guarantor of a debt security held directly or indirectly by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

	✓	✓

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

	✓	✓

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Event-Driven Risk. The Advisor’s evaluation of the outcome of a proposed corporate event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative. Even if the Advisor’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.

	✓	✓

Futures Risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

	✓	✓

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

	✓	✓

Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.

	✓	✓

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Inverse ETF Risk. Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Unlike traditional funds, shareholders of inverse ETFs will lose money when the underlying benchmark rises. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. Due to volatility and the effects of compounding, inverse ETFs can lose money even if the level of the index falls.

	✓	✓

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

	✓	✓

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

	✓	✓

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

COVID-19 related market events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

	✓	✓

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

	✓	✓

Performance History

The following performance information provides some indication of the risks of investing in the Target Fund by showing the changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for certain time periods compare with the average annual total returns of the HFRX Global Hedge Fund Index . The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available online at [_____________] or by calling toll-free 1-833-AXS-ALTS (1-833-297-2587).

As of the date of this Information Statement, the Acquiring ETF has not commenced operations and therefore, has no calendar year performance information. Following the Conversion, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will adopt the accounting history of the Target Fund. As a result, the Acquiring ETF will assume the performance history of the Target Fund when the Conversion closes.

Calendar-Year Total Return

The year-to-date return for the for the Target Fund’s Class I shares as of June 30, 2022 was (6.47)%.

Best and Worst Quarter Returns of the Target Fund Class I Shares (for the period reflected in the bar chart above)

	Return	Quarter
Highest Return	4.06%	Quarter ended 06/30/2020
Lowest Return	(3.31)%	Quarter ended 03/31/2021

Average Annual Total Returns for the Periods Ended December 31, 2021

Target Fund – AXS All Terrain Opportunity Fund Class I Shares	One Year	Five Years	Since Inception November 3, 2014
Return Before Taxes	4.34%	5.28%	3.93%
Return After Taxes on Distributions*	2.21%	3.51%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares*	2.65%	3.39%	2.44%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	3.65%	3.52%	2.22%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Prior to September 16, 2016, Class I Shares were subject to a 5.75% sales charge which is not reflected in the total return figures.

The Investment Adviser

AXS, a Delaware limited liability company, serves as investment advisor to the Target Fund and the Acquiring ETF. AXS been an investment advisor to the Target Fund since October 2020. AXS maintains its principal offices at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. The Advisor also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Advisor continuously reviews, supervises, and administers the Fund’s investment program.

Pursuant to the investment advisory agreement, each Fund pays AXS a management fee at an annualized rate (expressed as a percentage of daily net assets) of 1.40% of the Fund’s daily net assets, calculated daily and payable twice a month.

For the Target Fund, AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of the Target Fund. This agreement is in effect for a period of two years following the reorganization of the Predecessor Fund, which is expected to occur during the fourth quarter of 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Target Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Target Fund expenses paid by AXS and will not include any amounts previously reimbursed to AXS by the Target Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Target Fund in a fiscal year to exceed the applicable limitation on Target Fund expenses. The Target Fund must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Target Fund expenses.

For the Acquiring ETF, AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of the Acquiring ETF. This agreement is in effect for a period of two years following the reorganization of the Target Fund which is expected to occur during the fourth quarter of 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Acquiring ETF’s Advisor is permitted to seek reimbursement from the Acquiring ETF, subject to certain limitations, of fees waived or payments made by the Advisor, for a period of three years after the date of the waiver or payment. In addition, AXS is also permitted to seek reimbursement from the Acquiring ETF, subject to certain limitations, of fees waived or payments made by AXS to the Target Fund prior to the Target Fund’s reorganization, for a period of three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Acquiring ETF if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Acquiring ETF in a fiscal year to exceed the applicable limitation on Acquiring ETF expenses. The Acquiring ETF must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Acquiring ETF expenses. As of March 31, 2022, the total amount of waived fees and reimbursed expenses made by AXS to the Target Fund was $172,785.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, with respect to the Target Fund, and AXS is available in the Semi-Annual Report to shareholders for the period ending March 31, 2022, which is on file with the SEC on the Edgar system (ICA File No. 811-22894, Accession No. 0001398344-22-011723). A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, with respect to the Acquiring ETF, and AXS will be available in the first report to shareholders following the Conversion.

Portfolio Managers

Parker Binion and Matthew Tuttle have served as the portfolio managers of the Target Fund since June 2022, and will serve as the portfolio managers for the Acquiring ETF.

The Target Fund’s Statement of Additional Information dated February 1, 2022, as amended, which is incorporated herein by reference, provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Target Fund.

Other Service Providers

The service arrangements for co-administration, distribution and auditing for the Target Fund and Acquiring ETF are the same. The service arrangements for fund accounting, transfer agency and custody services for the Target Fund and Acquiring ETF are not identical. The service arrangements for the Target Fund and Acquiring ETF are provided by the following:

Role	Target Fund	Acquiring ETF
Co-Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accounting Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Distributor	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Information about the Target Fund’s service providers can be found in the Target Fund’s Statement of Additional Information dated February 1, 2022, and information about the Acquiring ETF’s service providers can be found in the Statement of Additional Information related to this Information Statement/Prospectus, respectively, both of which are incorporated by reference.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring ETF are not identical. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Fund and the Acquiring ETF.

Purchases and Redemptions/Sales of Fund Shares

Target Fund

The Target Fund is a mutual fund, and investors can purchase and redeem shares directly from the Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Target Fund’s shares at the Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the NYSE is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund holds foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Fund may be placed.

The Target Fund imposes a 1.00% redemption fee on redemptions of shares held less than 30 days. The Target Fund also imposes a wire fee for transactions by wire. When shares are redeemed from the Target Fund, the redemption proceeds are delivered to the shareholder within seven days.

Acquiring ETF

The Acquiring ETF is an ETF. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

Individual shareholders do not pay a redemption fee to the Trust when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account. In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Acquiring ETF will only issue or redeem ETF shares that have been aggregated into blocks of [25,000] shares or multiples thereof (“creation units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Redemption of Shares in Creation Units section of the Statement of Additional Information. The Acquiring ETF will issue or redeem creation units in return for a basket of assets that the ETF specifies each day. In limited circumstances, ETF shares may be individually issued outside of creation units to participants in a dividend reinvestment program offered by a broker.

Pricing

The procedures for calculating the net asset value of shares are the same for both the Target Fund and the Acquiring ETF.

Net Asset Value. For both the Target Fund and the Acquiring ETF, the NAV of the Fund is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. Each Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays.

For both the Target Fund and the Acquiring ETF, the NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

Fair Value Pricing. The Target Fund’s and the Acquiring ETF’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. For both the Target Fund and the Acquiring ETF, the Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Trading/Market Timing

The Target Fund and the Acquiring ETF have different approaches to frequent trading or market timing.

Target Fund

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Target Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Target Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Target Fund, if that shareholder has engaged in four or more “round trips” in the Target Fund during a 12-month period.

The Target Fund imposed a redemption fee of 1.00% of the value of the Target Fund shares being redeemed if a shareholder redeems shares of the Target Fund within 30 days of purchase. The first-in, first-out (“FIFO”) method is used to determine the holding period; this means that if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Target Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the systematic withdrawal program, or (viii) by the Target Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Adviser determines that doing so is in the best interests of the Target Fund.

The Trust may monitor trades in Target Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Target Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Target Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of the Target Fund shareholders.

Acquiring ETF

The Acquiring ETF does not impose any restrictions on the frequency of purchases and redemptions of creation units; however, the Acquiring ETF reserves the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Acquiring ETF’s investment strategy, or whether they would cause the Acquiring ETF to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Acquiring ETF are issued and redeemed only in large quantities of shares known as creation units available only from the Acquiring ETF directly to Authorized Participants, and that most trading in the Acquiring ETF occurs on the Exchange at prevailing market prices and does not involve the Acquiring ETF directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Acquiring ETF or its shareholders. In addition, frequent trading of shares of the Acquiring ETF done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares for the Acquiring ETF.

Dividends, Distributions and Taxes

The Target Fund pays investment income dividends quarterly and distributes net realized capital gains, if any, annually. Target Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Target Fund or receive these distributions in cash. Dividends and distributions from the Target Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

The Acquiring ETF expects to make distributions of net investment dividends quarterly and net realized capital gains, if any, at least annually. Dividends and distributions will be paid in cash.

Sales Loads

Neither the Target Fund nor the Acquiring ETF charge sales loads or deferred sales loads.

Rule 12b-1 Distribution Plan

Neither the Target Fund nor the Acquiring ETF charges a fee pursuant to a Rule 12b-1 plan.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for creation units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the creation units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such creation units. A person who redeems creation units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the creation units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such creation units. The IRS, however, may assert that a loss realized upon an exchange of securities for creation units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of creation units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of creation units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the creation units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of creation units will generally be treated as long-term capital gain or loss if the securities exchanged for such creation units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of creation units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the creation units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of creation units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the creation units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for creation units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue creation units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for creation units.

Persons purchasing or redeeming creation units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Target Fund and the Acquiring ETF is September 30. The financial highlights for the Target Fund are included in Exhibit C and have been derived from financial statements audited by Tait, Weller & Baker LLP.

The financial highlights of the Target Fund are also contained in the Annual Report to shareholders of the Target Fund for the period November 1, 2020 through September 30, 2021 and the fiscal years ended October 31, 2016, 2017, 2018, 2019 and 2020, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Fund and the Acquiring ETF. The Target Fund's financial information for the period ended March 31, 2022 is unaudited and is included in the Target Fund's semi-annual report. The Semi-Annual and the Annual Reports, which have previously been sent to shareholders, are available on request and without charge by writing to the Target Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-833-AXS-ALTS (1-833-297-2587), and are incorporated by reference into this Information Statement/Prospectus.

As of the date of this Information Statement/Prospectus, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting history of the Target Fund at the closing of the Conversion.

ADDITIONAL INFORMATION RELATING TO THE CONVERSION

Description of the Conversion

This section describes the details of the Conversion. This is a summary of the material terms of the Conversion transaction, as set forth in the Plan of Reorganization found in Exhibit B.

The Conversion is effectuated by converting the Target Fund into the Acquiring ETF, which we expect to take place as follows:

●	The Closing Date for the Conversion will be a fixed date, currently estimated to be [___________].

○	This is the last day that the Target Fund will be a mutual fund.

●	The Target Fund’s NAV will be calculated on that date in accordance with its prospectus and SAI.

●	After this, all of the assets and liabilities of the Target Fund will be transferred to its corresponding Acquiring ETF. In return, the corresponding Acquiring ETF will deliver to the Target Fund shares of the Acquiring ETF.

○	The shares of the Acquiring ETF issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date, which is expected to be [___________].

○	Some shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold; such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

●	After the Target Fund receives the shares of the Acquiring ETF, the Target Fund will distribute those Acquiring ETF shares back to its shareholders.

○	The Acquiring ETF shares are distributed to former Target Fund shareholders as follows: the Acquiring ETF will open new accounts on its books in in book entry form registered in a “street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the Acquiring ETF that corresponds to each shareholder’s interest. The Acquiring ETF does not issue certificates in connection with Conversion except as required by a securities depository in connection with the establishment of book-entry ownership of Acquiring ETF shares.

○	These newly-opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the corresponding Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Conversion” below.

●	The Target Fund will be liquidated, which means it will be terminated as a series of the Trust.

●	The Acquiring ETF will open for trading on the Exchange on [__________].

Accordingly, as a result of the Conversion, the Target Fund shareholder will own shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Conversion. Some shareholders may not be able to receive fractional shares of the Target Fund; if this is the case, shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring ETF in the Conversion.

Terms of the Conversion

Pursuant to the Plan of Reorganization, on the Closing Date (currently expected to be [________] ), the Target Fund will transfer to the Acquiring ETF all of its assets in exchange solely for shares of the Acquiring ETF. The aggregate net asset value of the shares issued by the Acquiring ETF will be equal to the value of the assets of the Target Fund transferred to the Acquiring ETF as of the Closing Date, as determined in accordance with the Acquiring ETF’s valuation procedures, net of the liabilities of the Target Fund assumed by the Acquiring ETF. The Target Fund expects to distribute the shares of the Acquiring ETF to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Conversion if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may also be terminated or amended by the mutual consent of the parties.

Capitalization

The following tables set forth, as of September 15, 2022, (a) the unaudited capitalization of the Target Fund and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Conversion has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
AXS All Terrain Opportunity Fund (Target Fund)	$3,222,541	135,146	$23.84
AXS All Terrain ETF (Acquiring ETF) (Pro forma)*	$3,222,541	135,146	$23.84

*	Reflects the estimated pro forma capitalization of the Acquiring ETF at September 15, 2022 as though the Conversion had occurred on September 15, 2022 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The portfolio turnover rate for the Target Fund for the fiscal year ended September 30, 2021, was 665%. The Acquiring ETF has no portfolio turnover rate as it is not yet operational. The Adviser expects the portfolio turnover rate for the Acquiring ETF to be comparable to the rates for the Target Fund.

Federal Income Taxes

The Conversion is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain for the Target Fund or its shareholders (except that shareholders may recognize gain or loss in connection with the redemption of fractional shares immediately prior to the Conversion). As a condition of the closing of the Conversion, the Trust will receive an opinion from Morgan, Lewis & Bockius LLP regarding the tax consequences of the Conversion as described in more detail above. See “Summary – Federal Income Tax Consequences.” No tax ruling from the Internal Revenue Service regarding the Conversion has been requested.

Portfolio Repositioning

The Target Fund and the Acquiring ETF use the same investment strategies. No changes in the Target Fund’s portfolio is required to “align” the portfolio with the Acquiring ETF, because the Acquiring ETF uses the same investment program as the Target Fund.

Expenses of the Conversion

Whether or not the Conversion is consummated, the cost of the Conversion will be borne by the Adviser. The cost associated with the Conversion are expected to be approximately $[50,000], not including the brokerage costs, if any, associated with the sale of a security position held by the Target Fund before the closing date of the Conversion.

Share Certificates

No certificates for shares of the Acquiring ETF will be issued in connection with the Conversion.

OTHER INFORMATION

Shareholder Information

As of August 31, 2022, there were 128,226.63 shares outstanding of the Target Fund. As of August 31, 2022, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of the Target Fund or who is otherwise deemed to “control” the Target Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Target Fund’s shareholders. As of August 31, 2022, the following persons held of record or beneficially 25% or more of the outstanding shares of the Target Fund:

Shareholder Name/Address	Percentage of Total Outstanding of Class I Shares of the Target Fund
TD Ameritrade Inc. Omaha, NE 68103	35.04%
Charles Schwab & Co Inc. San Francisco, CA 94105	33.09%
LPL Financial San Diego, CA 92121	26.91%

Shareholder Rights and Obligations

The Target Fund and the Acquiring ETF are series of the Trust, a statutory trust organized under the laws of the state of Delaware. The Trust is governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust are also governed by applicable state and federal law. The Trust is authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights. On each matter submitted to a vote of shareholders of a series of the Trust, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote.

The Trust’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or any of its respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of a series. Shareholders of the Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Description of the Acquiring ETF’s Shares

The Acquiring ETF’s shares issued to the shareholders of the Target Fund pursuant to the Conversion will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. As a general matter, the Acquiring ETF does not intend to hold future annual or special meetings of their shareholders unless required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Target Fund should send such proposal to the Target Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Target Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

MORE ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Exhibit A contains information about the Acquiring ETF. The term “Fund” as used in this Exhibit A refers to the Acquiring ETF.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund is an actively-managed ETF. The Fund’s primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s SAI. For a copy of the SAI please call toll free at 1-866-984-2510 or visit the Fund’s website at www.axsinvestments.com.

The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress. The Fund will make investments that the Advisor believes offer a high probability of return or, alternatively, a high degree of safety during uncertain market conditions. These investments include domestic and foreign equity securities, and fixed income securities of domestic and foreign issuers (including emerging market companies) of any credit quality (including junk bonds) and duration, including U.S. Treasury securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund may be long or short in these securities by taking positions in individual securities, individual stock options, index options, financial futures, ETFs, inverse ETFs, currencies, or other investment companies (including funds managed by the Advisor). Fixed income investments, other than U.S. Treasury securities, will generally be made through ETFs or other registered investment companies. The Fund may, from time to time, invest a significant portion of its assets in a single ETF or other registered investment company. During adverse market conditions, the Fund may invest (i) up to 50% of its assets in short sales, or one or more inverse ETFs, and/or (ii) all or a significant portion of its assets in cash or cash equivalents.

The Fund is managed by AXS Investments, which serves as investment advisor and constructs the Fund’s portfolio. The Advisor will tactically allocate the Fund’s assets among securities using both fundamental and technical analysis to evaluate the relative strengths of and trends in the Fund’s potential portfolio investments. The Advisor may, from time to time, focus on companies involved in corporate events such as spin-offs, share buybacks, and securities purchases and sales by corporate directors and officers.

The Fund has no set holding period for any security and actively trades its portfolio investments, which may result in a high portfolio turnover rate. Securities are sold (or purchased back in the case of securities sold short) when they no longer meet the Advisor’s target risk/return profile or if the Fund requires cash to meet redemption requests. The Advisor attempts to control risk through various techniques including scaling in or out of positions, using position limits and using stop orders.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Advisor may invest some or all of the Fund’s assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.axsinvestments.com. Information about the Fund’s daily portfolio holdings, including the identities and quantities of such portfolio holdings, is available on the Fund's website.

ADDITIONAL RISKS OF INVESTING IN THE FUND

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Principal Risks

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Underlying Fund Risk. Other registered investment companies including mutual funds, ETFs and closed-end funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying Funds are also subject to management risk because the advisor to the Underlying Fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective. Underlying closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

●	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

●	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

●	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for creation units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

●	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Options Risk. If a put or call option purchased by the Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Fund is not able to close out the option transaction, the Fund would not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered predominantly speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. They may be in default or in danger of default as to principal and interest.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such companies. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Event-Driven Risk. The Advisor’s evaluation of the outcome of a proposed corporate event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative. Even if the Advisor’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. These risks may be realized for a variety of reasons, such as the inability to finance a transaction, lack of regulatory approval from state, federal or international agencies or failure of shareholders to approve a transaction.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

High Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Mortgage-Backed Securities Risk. Mortgage-related securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Inverse ETF Risk. Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. An inverse ETF should lose value as the index or security tracked by such fund’s benchmark increases in value, a result that is the opposite from traditional mutual funds. Successful use of inverse ETFs requires that the Advisor correctly predict short term market movements. If the Fund invests in an inverse ETF and markets rise, the Fund could lose money. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. Due to volatility and the effects of compounding, inverse ETFs can lose money even if the level of the index falls. Inverse ETFs may also employ leverage so that their returns are more than one times the opposite of their benchmarks. Inverse ETFs may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders of inverse ETFs should actively manage and monitor their investments, as frequently as daily.

Inverse ETF Compounding Risk. As a result of compounding and because an inverse ETF has a single day investment objective, an inverse ETF’s performance for periods greater than a single day is likely to be either better or worse than the benchmark index performance times the stated multiple in the inverse ETF’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse ETF. Particularly during periods of higher index volatility, compounding will cause results for periods longer than a single day to vary from the inverse of the return of the benchmark index. This effect becomes more pronounced as volatility increases.

Inverse ETF Correlation Risk. A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with the benchmark index, and there can be no guarantee that an inverse ETF will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent an inverse ETF from achieving its investment objective. The percentage change of an inverse ETF’s NAV each day may differ, perhaps significantly, from the inverse of the percentage change of the benchmark index on such day.

In order to achieve a high degree of inverse correlation with its benchmark index, an inverse ETF may seek to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or under-exposed to its benchmark index may prevent an inverse ETF from achieving a high degree of inverse correlation with the benchmark index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect an inverse ETF’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by benchmark index’s movements. Because of this, it is unlikely that an inverse ETF will have perfect inverse exposure to its benchmark index at the end of each day and the likelihood of being materially over- or under-exposed is higher on days when its benchmark index level is volatile near the close of the trading day.

A number of other factors may also adversely affect an inverse ETF’s inverse correlation with its benchmark index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the inverse ETF invests. An inverse ETF may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such securities may be different from that of its benchmark index. In addition, an inverse ETF may invest in securities or financial instruments not included in its benchmark index. As a result, developments regarding the performance of those securities and financial instruments in which an inverse ETF invests could result in a greater decline in NAV than would be the case if the inverse ETF’s holdings precisely replicated the securities and weights of its benchmark index. An inverse ETF may also be subject to large movements of assets into and out of the ETF, potentially resulting in the inverse ETF being over- or under-exposed to its benchmark index. Activities surrounding benchmark index reconstitutions or other benchmark index rebalancing events may hinder an inverse ETF’s ability to meet its daily investment objective on or around that day.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Small-Cap and Mid-Cap Company Risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

MANAGEMENT OF THE FUND

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund's investment advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). The principal office of the Advisor is located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. The Advisor also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Advisor continuously reviews, supervises, and administers the Fund’s investment program.

Portfolio Managers

Matthew Tuttle, Managing Director, Portfolio Management of the Advisor, serves as portfolio manager for the Fund. Mr. Tuttle joined AXS in January 2022 and has over 24 years of experience in portfolio management. Prior to joining AXS, Mr. Tuttle was President, Chief Executive Officer and Chief Investment Officer of Tuttle Capital Management, LLC from 2012 to 2022. He built and oversaw the operational, risk and compliance functions at TCM where his experience included the development, launch and scale of first-of-their-kind, derivatives-based funds. Mr. Tuttle has an MBA in Finance from Boston University and a B.A. in Economics from Clark University.

Parker Binion, Portfolio Manager of the Advisor, serves as portfolio manager for the Fund. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

AXS Investments and the Trust have received an exemptive order from the SEC which allows AXS Investments to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS Investments may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS Investments, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Fund’s assets among AXS Investments and any other sub-advisor. AXS Investments has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for the Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for the Fund. In evaluating a prospective sub-advisor, AXS Investments will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS Investments remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Fund. Within 90 days after hiring any new sub-advisor, the Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS Investment’s responsibilities to the Fund under its Advisory Agreement. AXS Investments has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS Investments will, subject to the review and approval of the Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS Investments will: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS Investments or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Management Fee

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

Pursuant to the Investment Management Agreement, for its services, the Advisor is entitled to receive an annual management fee of 1.40% of the Fund’s average daily net assets, calculated daily and payable twice a month. The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of the Fund. This agreement is in effect for a period of two years following the reorganization of the Predecessor Fund which is expected to occur during the fourth quarter of 2022, and may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor, for a period of three years after the date of the waiver or payment. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Predecessor Fund prior to the Predecessor Fund’s reorganization, for a period of three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of the Fund will be available in the Fund’s first shareholder report following the Conversion.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of creation units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as creation units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.axsinvestments.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s net asset value per share; (ii) the Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions that the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for creation units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the creation units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such creation units. A person who redeems creation units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the creation units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such creation units. The IRS, however, may assert that a loss realized upon an exchange of securities for creation units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of creation units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of creation units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the creation units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of creation units will generally be treated as long-term capital gain or loss if the securities exchanged for such creation units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of creation units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the creation units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of creation units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the creation units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for creation units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue creation units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for creation units.

Persons purchasing or redeeming creation units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

IMST Distributors, LLC (the “Distributor”) serves as the distributor of creation units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Fund.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102-2529, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which creation units are purchased and traded may raise certain issues under applicable securities laws. Because new creation units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes creation units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ________, 2022, by and among Investment Managers Series Trust II (the “Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series the AXS All Terrain Opportunity Fund (the “Acquired Fund”), and the Trust, on behalf of its series AXS All Terrain ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, AXS Investments LLC (“AXS”), with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, NY 10573.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, par value of 0.01% per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund will provide the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by AXS pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date (following the redemption of fractional shares pursuant to Section 5.11). For shareholders of the Acquired Fund that hold Acquired Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares, Acquiring Fund Shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Acquired Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund Shares (“Direct Shareholder Transfer Agent”). Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent(s).

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent (the “Acquiring Fund Accounting Agent”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by UMB Fund Services, Inc. (“UMBFS”), the Acquired Fund’s accounting agent (the “Acquired Fund Co-Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by the Acquiring Fund Accounting Agent by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Accounting Agent, and shall be subject to adjustment by an amount, if any, agreed to by the Acquired Fund Co-Administrator and the Acquiring Fund Accounting Agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [___________], 2022, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of UMBFS, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian, BBH, for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. BBH shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets were delivered in proper form to the Acquiring Fund on the Closing Date.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Acquired Fund, shall cause UMBFS, as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause its transfer agent(s) to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. For purposes of this paragraph, the transfer agent(s) of the Trust, on behalf of the Acquiring Fund, include BBH and any Direct Shareholder Transfer Agent. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement will not result in, the violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the fiscal year ended September 30, 2021, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s fiscal year ended September 30, 2021, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). [The Acquired Fund’s annual accounting period ends on September 30 each year.]

(k) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and has no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6) and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3       REPRESENTATIONS OF THE TRUST. The Trust represents and warrants as follows:

(a) The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 RESERVED.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 RESERVED.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust, on behalf of the Acquired Fund, will provide the Trust, on behalf of the Acquiring Fund, the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each Acquired Fund Shareholder of record; the number of shares of beneficial interest held by each Acquired Fund Shareholder; the dividend reinvestment elections applicable to each Acquired Fund Shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder; and such information as the Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a) of the Code.

5.11 FRACTIONAL SHARES. Prior to the Effective Time, the Acquired Fund shall redeem all fractional shares of the Acquired Fund outstanding on the records of the Acquired Fund’s transfer agent.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 RESERVED.

6.2 RESERVED.

6.3 RESERVED.

6.4 The N-1A Registration Statement filed by the Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 RESERVED.

7.2 RESERVED.

7.3 RESERVED.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraph 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 RESERVED.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the Trust, in a form satisfactory to it, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization (except with respect to cash received by Acquired Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6 Each party shall have performed all of its covenants set forth in Article V, and its representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, AXS (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein.

AXS (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, AXS (or any affiliate thereof) shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by AXS (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date if:

(a) any party shall have breached any material provision of this Agreement;

(b) circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable;

(c) the Board determines that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund and/or Acquiring Fund; or

(d) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

11.2 In the event of any such termination, there shall be no liability for damages on the part of any party to the other parties.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented prior to the Closing Date by the parties in writing; provided, however, that no such amendment may have the effect of changing any provisions to the detriment of either Fund’s shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7       The Trust, on behalf of the Acquiring Fund and the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust will provide the appropriate representatives with such cooperation, assistance and information as may reasonably be requested in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquired Fund
By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund
By:

Name:

Title:

AXS INVESTMENTS LLC solely with respect to Article IX

By:

Name:

Title:

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period shown. Some information reflects financial results for a single share of the Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Target Fund, assuming reinvestment of all dividends and distributions. The information through September 30, 2021 in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Target Fund’s financial statements is included in the Target Fund’s annual report, which is available by calling 1-833-AXS-ALTS (1-833-297-2587). The Target Fund’s financial information for the period ended March 31, 2022 is unaudited and is included in the Target Fund’s semi-annual report. The financial information below reflects the financial performance of the Target Fund and is not necessarily an indication of the Acquiring ETF’s future financial performance.

All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS

Class I*

	For the Six Months Ended March 31, 2022	For the Period November 1, 2020 through September 30,	For the Year Ended October 31,
	(Unaudited)	2021**	2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.50	$25.24	$25.25	$26.04	$25.57	$24.23	$24.39
Income from Investment Operations:
Net investment income (loss) [1,2]	(0.14)	0.04	0.12	0.44	0.37	0.60	0.60
Net realized and unrealized gain (loss)	0.50	1.01	1.16	0.35	0.47	1.33	(0.18)
Net increase from payments by affiliates (Note 3)	0.01	-	-	-	-	-	-
Total from investment operations	0.37	1.05	1.28	0.79	0.84	1.93	0.42

Less Distributions:
From net investment income	-	(0.07)	(0.69)	(0.45)	(0.37)	(0.59)	(0.58)
From net realized gain	(1.37)	(0.72)	(0.60)	(1.13)	-	-	-
Total distributions	(1.37)	(0.79)	(1.29)	(1.58)	(0.37)	(0.59)	(0.58)

Redemption fee proceeds[1]	- [3]	- [3]	-	- [3]	-	- [3]	-

Net asset value, end of period	$24.50	$25.50	$25.24	$25.25	$26.04	$25.57	$24.23

Total return[4]	1.33%[5]	4.21%[5]	5.24%	3.28%	3.23%	8.05%	1.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,104	$27,212	$29,633	$28,300	$31,485	$33,470	$33,429

Ratio of expenses to average net assets (including interest expense):

Before fees waived and expenses absorbed[6]	2.01%[7]	2.05%[7]	2.24%	2.15%	2.20%	2.34%	2.69%
After fees waived and expenses absorbed[6,8]	1.60%[7]	1.60%[7]	1.41%	1.52%	1.39%	1.49%[9]	1.78%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed[2]	(1.54)%[7]	(0.29)%[7]	(0.34)%	1.12%	0.62%	1.54%	1.56%
After fees waived and expenses absorbed[2]	(1.13)%[7]	0.16%[7]	0.49%	1.75%	1.43%	2.39%	2.47%

Portfolio turnover rate	524%[5]	655%[5]	1,445%	799%	550%	280%	206%

*	Prior to February 1, 2022, Class I Shares were named Institutional Class Shares.
**	Fiscal year end changed to September 30, effective August 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.
[5]	Not annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Annualized.
[8]	Effective May 1, 2017, the Advisor has contractually agreed to limit the operating expenses to 1.60% of the Institutional Class. Effective September 16, 2016, the Advisor has contractually agreed to limit the annual operating expenses to 1.70% of the Institutional Class which was re-designed from Class A on that date. Prior to September 16, 2016, the Advisor had contractually agreed to limit the annual operating expenses of Class A to 1.95%.
[9]	If interest expense on cash due to broker had been excluded, the expense ratio would have been lowered by 0.01% for the year ended October 31, 2017.

STATEMENT OF ADDITIONAL INFORMATION

[___________, 2022]

AXS All Terrain ETF

a series of Investment Managers Series Trust II

235 W. Galena Street

Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Information Statement/Prospectus dated [______ , 2022], as may be amended from time to time, for the AXS All Terrain ETF, (the “Acquiring ETF”), a series of Investment Managers Series Trust II (“IMST II”).

This SAI consists of this cover page and the following described documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein

1.	The Prospectus and Statement of Additional Information for the Target Fund each dated February 1, 2022, filed with the SEC on January 28, 2022 (Accession No. 0001398344-22-001357);

2.	The Annual Report to shareholders of the Target Fund for the fiscal year ended September 30, 2021, filed with the SEC on December 9, 2021 (Accession No. 0001398344-21-023639);

3.	The Semi-Annual Report to shareholders of the Target Fund for the period ended March 31, 2022, filed with the SEC on June 8, 2022 (Accession No. 001398344-22-011723); and

4.	The Prospectus and Statement of Additional Information for the Acquiring Fund each dated September 9, 2022, filed with the SEC on September 9, 2022 (Accession No. 0001398344-22-018375);

This SAI relates specifically to the proposed reorganization of the AXS All Terrain Opportunity Fund, a series of IMST II (the “Target Fund” or “Predecessor Fund”), into the Acquiring ETF. The Acquiring ETF, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund.

AXS Investments LLC serves as the Acquiring ETF’s investment advisor (the “Advisor”).

This SAI contains information about the Acquiring ETF. The term “Fund” as used in this SAI, refers to the Acquiring ETF.

A copy of the Combined Information Statement/Prospectus is available by calling toll free 1-833-AXS-ALTS (1-833-297-2587).

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission of September 30, 2013.

b.	Agreement and Declaration of Trust dated September 16, 2013 is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

c.	Amendment to the Agreement and Declaration of Trust of Registrant dated October 20, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 227 filed with the Commission on October 28, 2020.

2)	By-Laws:

a.	Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization is filed as Exhibit B to Part of this Registration Statement on Form N-1A.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and AXS Investments LLC (“AXS”) is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 354 filed with the Commission on September 9, 2022.

7)	Distribution Agreements:

a.	ETF Distribution Agreement between the Registrant and IMST Distributors, LLC is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

b.	Novated ETF Distribution Agreement dated September 30, 2021 is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 272 filed with the Commission on December 23, 2021.

(i)	Form of Amendment to Novated ETF Distribution Agreement is incorporated herein by reference to Exhibit (e)(2)(i) of Post-Effective Amendment No. 338 filed with the Commission on July 28, 2022

c.	Form of Authorized Participation Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 354 filed with the Commission on September 9, 2022.

8)	Not applicable.

9)	Custody Agreements:

a.	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH & Co.”) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

10)	Distribution Plan and Rule 18f-3 Plan – Not applicable.

11)	Opinion of Counsel:

a.	Opinion and consent of counsel – filed herewith.

12)	Form of Opinion as to tax matters and consent – filed herewith.

13)	Other Material Contracts:

a.	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

b.	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

c.	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

d.	Form of Operating Expenses Limitation Agreement between the Registrant and AXS is incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 354 filed with the Commission on September 9, 2022.

e.	Form of Administrative Agency Agreement between the Registrant and BBH & Co. is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

14)	Other Opinions:

a.	Consent of Independent Registered Public Accounting Firm – file herewith.

15)	Not applicable

16)	Power of Attorney:

a.	Power of Attorney – filed herewith.

17)	Additional Exhibits:

a.	Form of Subscription Agreement is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 354 filed with the Commission on September 9, 2022.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of September, 2022.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title

†
Thomas Knipper		Trustee

†
Kathleen K. Shkuda		Trustee

†
Larry D. Tashjian		Trustee

†
John P. Zader		Trustee

†
Eric M. Banhazl		Trustee

/s/ Terrance P. Gallagher
Terrance P. Gallagher		Trustee, President and Principal Executive Officer
/s/ Rita Dam
Rita Dam		Treasurer and Principal Financial Officer

† By:	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney.

Exhibit Index

Opinion and consent of counsel	EX-16(11)(a)
Form of Opinion as to tax matters and consent	EX-16(12)
Consent of Independent Registered Public Accounting Firm	EX-16(14)(a)
Power of Attorney	EX-16(16)(a)